Exhibit 99.1

Cipher Mining Provides Fourth Quarter and Full Year 2021 Business Update

Began Bitcoin Mining in February 2022

Continued Expansion of Partnerships with Energy Industry

NEW YORK—March 4, 2022—Cipher Mining Inc. (NASDAQ: CIFR) ("Cipher" or the "Company"), a U.S.-based Bitcoin mining company, today announced results for its fourth quarter and year ended December 31, 2021, with an update on its operations and deployment strategy.

"I am pleased to announce that we began Bitcoin mining in February 2022, and we are making excellent progress in our long-term plans to build Cipher into a leading Bitcoin mining enterprise in the United States," said Tyler Page, CEO of Cipher. "We are relentlessly focused on establishing long-term relationships with power providers to secure the most attractive power prices, and Cipher is positioning itself to become the platform of choice for the U.S. power industry to get exposure to Bitcoin mining."

Operations Updates

●
Began Bitcoin mining at its first data center in February and is on track for continued expansion throughout 2022 and beyond.
●
Executed a non-binding term sheet with Luminant (Vistra) for an approximately 200 MW future site expected to be connected to a renewable energy source.
●
Executed a non-binding letter of intent for a new joint venture with a private investor group for an approximately 80 MW future site.
●
For current deployment plans, Cipher’s anticipated weighted average power price is 2.73c/kWh and anticipated weighted average cost for mining rigs is expected to be $42.81 per terahash.

Business Update Call and Webcast

Cipher will host a conference call and webcast today at 8:00 a.m. Eastern Time to discuss the fourth quarter and full year results for 2021 and management’s outlook for future financial and operational performance. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of Cipher's website at https://investors.ciphermining.com. To access this conference call, dial (844) 689-1757 or (929) 517-0940 and use the conference ID 2281989.

About Cipher

Cipher is an industrial-scale Bitcoin mining company dedicated to expanding and strengthening the Bitcoin network's critical infrastructure. Cipher’s goal is to be a leading Bitcoin mining company in the United States. Cipher aims to leverage its best-in-class technology, market-leading power purchase arrangements, and a seasoned, dedicated senior management team to become a market leader in Bitcoin mining. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the U.S. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the business update conference call that are not statements of historical fact, including statements about our beliefs and expectations regarding our performance, strategy, expansion plans, future operations, future operating results, projected costs, prospects, plans, and objectives of our management, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "forecast," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 4, 2022 and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Lori Barker

Blueshirt Group Investor Relations

cipher@blueshirtgroup.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

CIPHER MINING INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2021	January 31, 2021
ASSETS
Current assets
Cash and cash equivalents	$209,841,257	$-
Prepaid expenses	13,818,825	-
Total current assets	223,660,082	-

Property and equipment, net	5,124,266	1,637
Deposits on equipment	114,856,314	-
Deferred offering costs	-	171,450
Deferred investment costs	174,250	-
Security deposits	10,352,306	-
Total assets	$354,167,218	$173,087

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable	$241,764	$1,919
Accrued expenses	257,487	174,648
Total current liabilities	499,251	176,567

Warrant liability	136,800	-
Total liabilities	636,051	176,567

Commitments and contingencies (Note 9)

Stockholders' equity (deficit)
Preferred stock, $0.001 par value, 10,000,000 shares authorized and none issued and outstanding as of December 31, 2021, no shares authorized as of January 31, 2021	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 252,131,679 shares issued and 249,279,420 shares outstanding as of December 31, 2021, 200,000,000 shares authorized and subscribed as of January 31, 2021	252,132	200,000
Subscription receivable	-	(5)
Additional paid-in capital	425,437,931	(199,995)
Treasury stock, at par, 2,852,259 shares as of December 31, 2021, no shares as of January 31, 2021	(2,852)	-
Accumulated deficit	(72,156,044)	(3,480)
Total stockholders' equity (deficit)	353,531,167	(3,480)
Total liabilities and stockholders' equity (deficit)	$354,167,218	$173,087

CIPHER MINING INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Eleven Months Ended December 31, 2021	For the period January 7, 2021 (inception) through January 31, 2021
Costs and expenses
General and administrative	$72,146,944	$3,475
Depreciation	4,867	5
Total costs and expenses	72,151,811	3,480
Operating loss	(72,151,811)	(3,480)
Other expense
Interest income	4,331	-
Interest expense	(26,912)	-
Change in fair value of warrant liability	21,828	-
Total other expense	(753)	-
Net loss	$(72,152,564)	$(3,480)
Basic and diluted net loss per share	$(0.33)	$-
Basic and diluted weighted average number of shares outstanding	218,026,424	-

CIPHER MINING INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

	Eleven Months Ended December 31, 2021	For the period January 7, 2021 (inception) through January 31, 2021
Cash flows from operating activities
Net loss	$(72,152,564)	$(3,480)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4,867	5
Change in fair value of warrant liability	(21,828)	-
Share-based compensation	63,765,473	-
Changes in assets and liabilities:
Prepaid expenses	(13,385,639)	-
Security deposits	(10,352,306)	-
Accounts payable	221,775	277
Accrued expenses	254,289	3,198
Net cash used in operating activities	(31,665,933)	-
Cash flows from investing activities
Deposits on equipment	(114,856,314)	-
Purchases of property and equipment	(5,109,426)	-
Payments for deferred investment costs	(174,250)	-
Net cash used in investing activities	(120,139,990)	-
Cash flows from financing activities
Proceeds from borrowings on related party loan	7,038,038	-
Repayments under related party loan	(7,038,038)	-
Proceeds from the issuance of common stock	5	-
Business Combination, net of issuance costs paid	384,893,088	-
Repurchase of common shares to pay employee withholding taxes	(23,245,913)	-
Net cash provided by financing activities	361,647,180	-
Net increase in cash and cash equivalents	209,841,257	-
Cash and cash equivalents, beginning of the period	-	-
Cash and cash equivalents, end of the period	$209,841,257	$-

Supplemental disclosure of cash flow information
Cash paid for interest	$26,912	$-
Cash paid for income taxes, net	$-	$-
Supplemental disclosure of noncash investing and financing activities
Property and equipment purchases in accounts payable	$18,070	$1,642
Net assets assumed from GWAC in the Business Combination	$433,186	$-
Non-cash fair value of private warrants	$261,060	$-
Deferred offering costs included in accrued expenses	$-	$171,450

Non-GAAP Financial Measures

The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of (i) depreciation of fixed assets and (ii) stock compensation expense, to its most directly comparable GAAP measure for the periods indicated:

	Eleven Months Ended December 31, 2021	For the period January 7, 2021 (inception) through January 31, 2021
Reconciliation of non-GAAP loss from operations:
Operating loss	$(72,151,811)	$(3,480)
Depreciation	4,867	5
Stock compensation expense	63,765,473	-
Non-GAAP loss from operations	$(8,381,471)	$(3,475)

The following are reconciliations of our non-GAAP net loss and non-GAAP basic and diluted net loss per share, in each case excluding the impact of (i) depreciation of fixed assets (ii) change in fair value of warrant liability and (iii) stock compensation expense, to the most directly comparable GAAP measures for the periods indicated:

	Eleven Months Ended December 31, 2021	For the period January 7, 2021 (inception) through January 31, 2021
Reconciliation of non-GAAP net loss:
Net loss	$(72,152,564)	$(3,480)
Non-cash adjustments to net loss
Depreciation	4,867	5
Change in fair value of warrant liability	21,828	-
Stock compensation expense	63,765,473	-
Total non-cash adjustments to net loss	$63,792,168	$5

Non-GAAP net loss	$(8,360,396)	$(3,475)

Reconciliation of non-GAAP basic and diluted net loss per share:
Basic and diluted net loss per share	$(0.33)	$-
Depreciation of fixed assets (per share)	-	-
Change in fair value of warrant liability (per share)	-	-
Stock compensation expense (per share)	0.29	-
Non-GAAP basic and diluted net loss per share	$(0.04)	$-

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